UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2014

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 18, 2014, Nuverra Environmental Solutions, Inc., a Delaware corporation (the “Company” or “Borrower”), entered into a Joinder and First Amendment to Amended and Restated Credit Agreement (the “Joinder and First Amendment”) by and among Wells Fargo Bank, National Association, as agent (“Agent”) for the Lenders (as named in the Existing Credit Agreement defined below) (the “Lenders”), the Lenders a party to the Joinder and First Amendment, the Borrower, Capital One Business Credit Corporation (“Capital One”) and CIT Finance LLC (“CIT”; and together with Capital One, collectively the “New Lenders” and each individually a “New Lender”). This agreement amends the Company’s existing Amended and Restated Credit Agreement, dated as of February 3, 2014, by and among the Borrower, the Agent, and certain lenders named therein (as amended, the “Existing Credit Agreement”).

The Joinder and First Amendment increases the maximum revolver availability from $200 million to $245 million and joins each New Lender as a Lender under the Existing Credit Agreement. This Joinder and First Amendment also expands the accordion feature in the Existing Credit Agreement, by increasing additional availability to up to $50 million, subject to the satisfaction of the same terms and conditions contained in the Existing Credit Agreement and related documentation.

The foregoing description of the Existing Credit Agreement and the Joinder and First Amendment is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Joinder and First Amendment, a copy of which is attached hereto as Exhibit 10.1, and the Existing Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 3, 2014.

Item 7.01. Regulation FD Disclosure

On March 19, 2014, the Company issued a press release announcing that it had entered into the Joinder and First Amendment described above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Joinder and First Amendment to Amended and Restated Credit Agreement by and among Wells Fargo Bank, National Association, as agent for the Lenders, the Lenders party thereto, Nuverra Environmental Solutions, Inc., a Delaware corporation, Capital One Business Credit Corporation and CIT Finance LLC

99.1	Press Release, dated March 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: March 24, 2014	By:	/s/ Jay C. Parkinson
Name: Jay C. Parkinson
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Joinder and First Amendment to Amended and Restated Credit Agreement by and among Wells Fargo Bank, National Association, as agent for the Lenders, the Lenders party thereto, Nuverra Environmental Solutions, Inc., a Delaware corporation, Capital One Business Credit Corporation and CIT Finance LLC

99.1	Press Release, dated March 19, 2014